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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  March 9, 2007

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                              SONUS NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                 000-30229             04-3387074
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     (State or Other Jurisdiction      (Commission          (IRS Employer
          of Incorporation)            File Number)      Identification No.)

    7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS            01886
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (978) 614-8100
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On March 9, 2007, Sonus Networks, Inc. (the "Company") was notified by Steven Edwards, the Company's Vice President and Chief Marketing Officer, that he will be leaving the Company at the end of March 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2007                      SONUS NETWORKS, INC.


                                          By: /s/ Charles J. Gray
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                                              Charles J. Gray
                                              Vice President and General Counsel

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